Filed pursuant to Rule 497(a)(1)

File No. 333-225462

Rule 482 AD

Oxford Lane Capital Corp.

6.25% Term Preferred Series 2027

Final Pricing Term Sheet

February 5, 2020

Issuer:	Oxford Lane Capital Corp.

Title of the Securities:	6.25% Series 2027 Preferred Stock (the “Shares”)

Initial Number of Shares Being Offered:	3,500,000

Option to Purchase Additional Shares:	Up to an additional 525,000 Shares within 30 days

Underwriting Discount:	$0.78125 per Share; $2,734,375 total (assuming the over-allotment option is not exercised)

Net Proceeds to the Issuer, before Expenses:	$24.21875 per Share; $84,765,625 total (assuming the over-allotment option is not exercised)

Initial Public Offering Price:	$25.00 per Share

Liquidation Preference:	$25.00 per Share

Principal at Time of Payment:	100% of the aggregate Liquidation Preference; payable on the term redemption date.

Dividend Rate:	6.25% per annum

Day Count:	30/360

Original Issue Date:	February 11, 2020

Term Redemption Date:	February 28, 2027

Date Dividends Start Accruing:	February 11, 2020

Dividend Payment Date:	Last business day of each month, when, and if declared by the Board of Directors out of funds legally available for payment, beginning March 31, 2020.

Dividend Periods:	The initial dividend period will be the period from and including February 11, 2020, to, but excluding, the initial dividend payment date (March 31, 2020), and monthly thereafter.

Regular Record Dates for Dividend:	The date designated by the Board of Directors that is not less than 10, nor more than 20, calendar days prior to the applicable payment date.

Optional Redemption:	The Shares may be redeemed in whole or in part at any time or from time to time at Issuer’s option on or after February 28, 2023 upon not less than 30 days nor more than 45 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the Liquidation Preference of the Shares to be redeemed plus accrued and unpaid dividend payments otherwise payable thereon for the then-current monthly dividend period accrued to the date fixed for redemption.

Repayment at Option of Holders:	Holders will not have the option to have the Shares redeemed prior to the term redemption date.

Listing:	Issuer intends to list the Shares on the NASDAQ Global Select Market, within 30 days of the original issue date under the trading symbol “OXLCP.”

CUSIP / ISIN:	691543 607/ US6915436074

Joint Book-Running Managers:	Ladenburg Thalmann & Co. Inc. and BB&T Capital Markets, a division of BB&T Securities, LLC

The issuer has filed a registration statement (including a prospectus and related prospectus supplement) with the U.S. Securities and Exchange Commission (SEC) for this offering.